UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 2, 2015

Ocwen Financial Corporation
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE, Suite 210

Atlanta, Georgia 30328
(Address of principal executive office)(Zip Code)

(561) 682-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

Ocwen Financial Corporation (the “Company”) held its Annual Meeting of Shareholders on June 2, 2015. Shareholders voted on the three proposals set forth below, which are described in detail in the Company’s proxy statement dated May 12, 2015.

Proposal One: Election of Directors

The Company’s shareholders elected the following nominees for director to serve for one-year terms or until their successors shall be elected and qualified based upon the following votes:

Nominee	For	Withheld
Alan J. Bowers	98,008,566	241,229
Ronald M. Faris	97,816,440	433,355
Phyllis R. Caldwell	98,027,410	222,385
Ronald J. Korn	95,478,691	2,771,104
William H. Lacy	97,777,094	472,701
Robert A. Salcetti	95,746,615	2,503,180
DeForest B. Soaries, Jr.	97,988,542	261,253
Barry N. Wish	95,456,757	2,793,038

There were 15,721,687 broker non-votes relating to the election of directors.

Proposal Two: Ratification, on an advisory basis, of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, based upon the following votes:

For	95,328,342
Against	18,490,919
Abstain	152,221

There were no broker non-votes for this item.

Proposal Three: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	97,805,637
Against	313,653
Abstain	130,505
Broker Non-Votes	15,721,687

Item 7.01      Regulation FD Disclosure.

On June 2, 2015, following receipt of payments in connection with previously announced sales of mortgage servicing rights, the Company paid down approximately $121.5 million of its senior secured term loan. Following the pay down, the Company has approximately $992.6 million outstanding under its senior secured term loan.

The information contained under Item 7.01 in this Current Report is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Dated: June 2, 2015	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)